Exhibit 99.1



FOR IMMEDIATE RELEASE

    COMMSCOPE TO PROVIDE BUSINESS REVIEW AND OUTLOOK AT INVESTOR MEETING
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HICKORY, NC - November 16, 2004 - CommScope, Inc. (NYSE: CTV) plans to provide a business review and outlook today at an investor meeting beginning at 9:00 a.m. in the Millennium Broadway Hotel in New York City.

CommScope Chairman and Chief Executive Officer Frank M. Drendel plans to explain to investors why he believes CommScope has a leading global position in the 'last mile' of telecommunications. "We are excited about our long-term opportunities," Drendel will tell investors. "During 2004, we began a new chapter in the history of CommScope with the highly complementary addition of the Connectivity Solutions business from Avaya Inc. We believe this strategic acquisition created new opportunities for innovation and growth. During 2005, we intend to build upon this acquisition, capture additional synergy and enhance operating performance."

Other presentations will highlight CommScope's competitive strengths, including its global capabilities, world-class cable and connectivity solutions, technical innovation, industry-leading research and development and operational excellence.

Financial Outlook
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Jearld L. Leonhardt, Executive Vice President and Chief Financial Officer,
will tell investors that he believes CommScope has a solid financial foundation. "After the major acquisition of Connectivity Solutions earlier this year, we have worked diligently to enhance liquidity and improve working capital performance. We intend to maintain financial flexibility as we move ahead," Leonhardt will report.

Leonhardt also plans to provide a financial outlook for 2005. "We expect sales of $1.2-$1.3 billion in 2005, primarily driven by modest volume growth and anticipated price increases. Based on this revenue outlook and assuming a stable business environment, we believe we can achieve an operating margin of 6% or better, excluding special charges. We expect an effective tax rate of about 30%."

Leonhardt will also tell investors that CommScope expects depreciation and amortization charges of approximately $60 million in 2005. In general, working capital is expected to grow along with sales volumes. Capital spending is expected to be $30 million or less in 2005.

Registration for the webcast is required and available from the Investor Relations Presentations page of CommScope's website at http://phx.corporate-ir.net/phoenix.zhtml?c=101146&p=irol-presentations.
Those wishing to listen to the Internet webcast should plan to connect online 10-15 minutes before the start of the conference. For anyone unable to listen to the live event, an archive event broadcast will be available on the Investor Relations Presentations page of CommScope's website for a limited period of time.

CommScope (NYSE: CTV - http://www.commscope.com) is a world leader in the design and manufacture of 'last mile' cable and connectivity solutions for communication networks. Through our SYSTIMAX(R) Solutions and Uniprise(TM) brands we are the global leader in structured cabling systems for business enterprise applications. We are also the world's largest manufacturer of coaxial cable for Hybrid Fiber Coaxial (HFC) applications. Backed by strong research and development, CommScope combines technical expertise and proprietary technology with global manufacturing capability to provide customers with high-performance wired or wireless cabling solutions.

FORWARD-LOOKING STATEMENTS
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This press release contains forward-looking statements regarding, among other things, the business position, plans, transition, outlook, margins, revenues, earnings, synergies and other financial items relating to CommScope, and integration and restructuring plans related to CommScope's acquisition of substantially all of the assets and certain liabilities of Connectivity Solutions ("the acquisition") that are based on information currently available to management, management's beliefs and a number of assumptions concerning future events. These forward-looking statements are identified, including, without limitation, by their use of such terms and phrases as "intends," "intend," "intended," "goal," "estimate," "estimates," "expects," "expect," "expected," "project," "projects," "projected," "projections," "plans," "anticipates," "anticipated," "should," "designed to," "foreseeable future," "believe," "believes," "think," "thinks" and "scheduled" and similar expressions. Forward-looking statements are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause the actual results to differ materially from those currently expected. The potential risks and uncertainties that could cause actual results of CommScope to differ materially include, but are not limited to, the ability to recover higher material and transportation costs from our customers through price increases; the ongoing transition, integration and restructuring associated with the acquisition, including cost reduction plans at the Omaha, Nebraska site of Connectivity Solutions Manufacturing, Inc; the impact of purchase accounting adjustments; the challenges of achieving anticipated synergies; variability in the effective tax rate; the ability to retain qualified employees and existing business alliances; maintaining satisfactory relationships with employees; customer demand for our products, applications and services; post-closing adjustments in connection with acquisitions; expected demand from major domestic MSOs; telecommunications industry capital spending; ability to maintain successful relationships with our major distributors; industry consolidation; ability of our customers to secure adequate financing to fund their infrastructure projects or to pay us; product demand and industry excess capacity; changes or fluctuations in global business conditions; competitive pricing and acceptance of our products; changes in cost and availability of key raw materials, especially those that are available only from limited sources; possible future impairment charges for goodwill and other long-lived assets; industry competition and the ability to retain customers; possible disruption due to customer or supplier bankruptcy, reorganization or restructuring; our ability to obtain financing and capital on commercially reasonable terms; covenant restrictions and our ability to comply with covenants in our debt agreements; ability to timely comply with Section 404 of the Sarbanes-Oxley Act and related regulations; successful operation of our vertical integration activities; successful expansion and related operation of our facilities; achievement of sales, growth and earnings goals; ability to achieve reductions in costs; ability to retain and attract key personnel; developments in technology; intellectual property protection; product performance issues and associated warranties; regulatory changes affecting us or the industries we serve; any adjustments required by the Securities and Exchange Commission in connection with its review of our public filings; acquisition activities and the ability to integrate acquisitions; the accounting and financial reporting impact of our stock options and convertible debt; environmental issues; terrorist activity or armed conflict; political instability; major health concerns and other factors; and any statements of belief and any statements of assumptions underlying any of the foregoing. For a more complete description of factors that could cause such a difference, please see CommScope's filings with the Securities and Exchange Commission. In providing forward-looking statements, the Company does not intend, and is not undertaking any duty or obligation, to update these statements as a result of new information, future events or otherwise.

CONTACTS:
Phil Armstrong                              Betsy Lambert, APR
Investor Relations                          Media Relations
(828) 323-4848                              (828) 323-4873

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